                        THIRD ASSET PURCHASE AGREEMENT
                        ------------------------------

                  THIS THIRD ASSET PURCHASE AGREEMENT, dated February 27, 1998, by and between CASTLE ENERGY CORPORATION, a Delaware Corporation ("CEC"), and ALEXANDER-ALLEN, INC., a Pennsylvania corporation ("AAI"),

                              W I T N E S E T H :
                              - - - - - - - - -

                  BACKGROUND. AAI is the former direct or indirect corporate parent of, and is the present successor by merger to, AAI Refining & Marketing Company of Alabama, Inc., a Delaware corporation ("R&M"), and GAMXX Energy, Inc., a Louisiana corporation ("GAMXX").

                  In March of 1987, GAMXX entered into various agreements (collectively, the "Lloyds Documents") with Lloyds Bank plc and Lloyds International Trading Limited (collectively, "Lloyds") pursuant to which Lloyds then and thereafter made loans and extended other credit to GAMXX (collectively, the "Lloyds Loans"). The Lloyds Loans were secured by (i) a first mortgage lien on the land and improvements constituting a crude oil refinery owned by GAMXX and located in Theodore, Alabama (the "Refinery"),
(ii) a second mortgage lien on the land and improvements constituting a crude oil terminal facility also owned by GAMXX and also located in Theodore, Alabama (the "Terminal"), and (iii) a security interest in all personal property of GAMXX (all of such property, together with all other rights or interest of Lloyds, of any nature whatsoever, in any property of GAMXX, of any nature whatsoever, being herein called the "Lloyds Collateral").

                  In August of 1989, GAMXX and R&M filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the proceedings resulting thereby being hereinafter called the "GAMXX
Bankruptcy").

                  In February of 1990, pursuant to a Loan Purchase Agreement, made as of December 29, 1989, and related documentation, CEC purchased from Lloyds all of Lloyds' interest in the Lloyds Documents, the Lloyds Loans and the Lloyds Collateral (collectively, the "Lloyds Assets").

                  By Agreement dated September 21, 1990 (the "1990 Agreement"), AAI agreed, subject to the conditions stated therein, to transfer to CEC all of AAI's interest in all capital stock of R&M, GAMXX or any reorganized debtor resulting from the GAMXX Bankruptcy (the "Reorganized Debtor"). Pursuant to a Third Amended Joint Plan of Reorganization in the GAMXX Bankruptcy, confirmed on November 13, 1990 (the "Plan"), in satisfaction of its claims in the GAMXX Bankruptcy, but subject to the terms and conditions of the Plan, the "Castle Funding Group", as defined in the Plan, of which CEC is the only member, was entitled to have issued to it forty-three percent of the common stock of the Reorganized Debtor (hereinafter CEC and the Castle Funding Group are collectively referred to as "Castle"). All present equity interests, if any, of Castle in AAI (whether as the Reorganized Debtor or otherwise), R&M or GAMXX, together with all rights, if any, of Castle hereafter to receive (whether pursuant to the 1990 Agreement, the Plan or otherwise) any equity interest in any such entity, are herein called the "Equity Assets".

                  All obligations (other than those included among the Lloyds Assets or relating to the Equity Assets), if any, of whatsoever nature, of AAI (whether as the Reorganized Debtor or otherwise), R&M or GAMXX to Castle, or any affiliate of Castle, are herein called the "Other Assets".

                  By Asset Purchase Agreement dated May 24, 1994, ("May 24, 1994, Agreement") Castle agreed to sell to AAI all of Castle's right, title and interest in and to the Lloyds Assets, the Equity Assets and the Other Assets (collectively, the "Assets"), without recourse except as specifically provided for in the May 24, 1994 Agreement.

                  The May 24, 1994 Agreement expired in accordance with its terms without the sale contemplated thereby having occurred.

                  On May 1, 1995, Castle and AAI entered into a second Asset Purchase Agreement ("Second Agreement") in which Castle agreed to sell to AAI all of Castle's right, title and interest in and the Assets, without recourse except as specifically permitted in the Second Agreement. The Second Agreement expired in accordance with its terms without the sale contemplated thereby having occurred.

                  AAI believes that it has arranged for the necessary funding for the restart and rehabilitation of the Refinery and is desirous of acquiring the Assets from Castle.

                  Castle remains willing to cooperate with AAI in its efforts to restart the Refinery and remains willing to sell the Assets to AAI.

                  AAI wishes to purchase the Assets from Castle, and Castle wishes to sell the Assets to AAI, on the terms and conditions hereinafter set forth.

                  NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged hereby, the parties hereto agree as follows:

                  1) Sale of the Assets.

                      a) Subject to the terms and conditions of this Agreement, on the Closing Date (as such term is defined in Paragraph 3 hereof), Castle shall sell and assign, and AAI shall purchase and acquire, all of Castle's right, title and interest in and to the Assets, without recourse except as expressly provided for in this Agreement.

                      b) The sale and assignment of the Assets as herein contemplated shall be effected by Castle's delivery to AAI, on the Closing Date, of all original documents in Castle's possession, or under its control, that relate to the Assets, together with such endorsements, assignments and other instruments of transfer and assignment as shall be necessary or appropriate to transfer and assign the Assets to AAI on the Closing Date as contemplated by this Agreement, without warranty or representation except as set forth in this Agreement, all as more fully set forth in Paragraph 7 hereof. Castle agrees to execute such documents and take such further action as may be reasonably required from time to time thereafter to better effect or perfect the sale, assignment and transfer referred to above and to assure to AAI the rights intended to be granted by this Agreement.

                      2) Purchase Price. In consideration of the sale and assignment of the Assets contemplated by this Agreement, AAI shall pay Castle, at the Closing, by wire transfer or bank check, in immediately available funds, a purchase price of One Million Thousand Dollars ($1,000,000).

                      3) Closing.

                          a) The closing of the transactions contemplated by
this Agreement (the "Closing") shall be on or before the date of AAI's execution of Loan Documents with the Retirement Systems of Alabama and Dimeling, Schriver & Park (or its nominees) committing $25,500,000 for the rehabilitation and restart of the Refinery (the "Closing Date"); provided, however, that in no event shall the Closing Date be later than April 30, 1998.

                          b) The Closing shall be held on the Closing Date at
the offices of Ehmann, Van Denbergh & Trainor, P.C., Two Penn Center Plaza, Suite 725, Philadelphia, Pennsylvania 19102, or at such other place as may be agreed to in writing by AAI and Castle.

                          c) If the Closing shall not have occurred, for
whatever reason, by midnight, Philadelphia time, on the Closing Date, either party hereto may unilaterally terminate this Agreement, whereupon neither of such parties will have any further rights or obligations hereunder, except as may be set forth in Paragraph 13 hereof.

                 4) Representations, Warranties and Covenants of CEC. CEC represents, warrants and covenants to AAI as follows:

                          a) CEC is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware.

                          b) CEC has all requisite power and authority,
corporate and otherwise, to enter into this Agreement and all other instruments being executed by it pursuant hereto (hereinafter collectively referred to as the "Other Documents"), and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other documents, and the performance by CEC of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary corporate action of CEC, and no further action or approval, corporate or otherwise, is required in order to constitute this Agreement and the other documents as legally valid and binding obligations of CEC enforceable against it in accordance with their terms.

                          c) This Agreement has been, and each of the Other
Documents will be, executed and delivered by the duly authorized officers of CEC, and this Agreement does, and the other documents will, constitute the legal, valid and binding obligations of CEC enforceable against CEC in accordance with their respective terms.

                          d) The execution and delivery of this Agreement and
each of the other documents, and the performance by CEC of its obligations hereunder and thereunder, (i) do not and will not conflict with or violate any provision of the charter or by-laws of CEC, (ii) do not and will not conflict with, or result in any breach of, or constitute a default under, any contract, agreement, order, judgment or decree to which CEC is a party, or which is, or purports to be, binding upon CEC, and (iii) will not be in violation of any statute, law, rule or regulation applicable to CEC; provided, however, that CEC makes no representation as to any approval, consent or authorization that may be required of any governmental body to effect the transaction contemplated hereby.

                          e) No action, approval, consent or authorization of
any third party is necessary or required in connection with the execution and delivery of this Agreement and any of the other documents and the performance by CEC of its obligations hereunder or thereunder, or in order to constitute this Agreement and each of the Other Documents as legally valid and binding obligations of CEC enforceable against CEC in accordance with their terms; provided, however, that CEC makes no representation as to any approval, consent or authorization that may be required of any governmental body to effect the transaction contemplated hereby.

                          f) As of the date hereof, CEC has not sold,
assigned, pledged, hypothecated, or otherwise transferred or encumbered any of the Lloyds Assets, Equity Assets and Other Assets or any interest therein to any other person, and such Assets are free and clear of any claims or other encumbrances in favor of any third party.

                          g) There are no actions or proceedings pending
against CEC before any court or governmental agency that directly relate to the Lloyds Assets, Equity Assets or Other Assets.

                          h) Except as specifically provided to the contrary
in Paragraph 8(a) hereof, CEC agrees that, pending the Closing, it will not take any action which is likely to have the effect of preventing the occurrence of the Closing on the Closing Date; however, notwithstanding anything in this Paragraph 4(h) or Paragraph 8(a) to the contrary, nothing herein shall require Castle to advance or provide any funds to AAI or any of its affiliates.

                          i) Except as expressly set forth above, Castle makes
no representations and warranties, including, without limitation, representations or warranties as to (i) the legality, validity, enforceability, perfection or priority of the Assets, (ii) the collectability of the Lloyds Loans, or (iii) any defenses, counterclaims, rights of set-off or other claims that anyone has asserted or hereafter may assert as a defense to the collectability of the Lloyds Loans.

                 5) Representations, Warranties and Covenants of AAI. AAI hereby represents, warrants and covenants to Castle as follows:

                          a) AAI is a corporation duly organized, validly
existing and in good standing under the laws of Pennsylvania.

                          b) AAI has all requisite power and authority,
corporate and otherwise, to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement, and the performance by AAI of its obligations hereunder, have been duly authorized by all necessary corporate action of AAI, and no further action or approval, corporate or otherwise, is required in order to constitute this Agreement as the valid, binding and enforceable obligation of AAI.

                          c) This Agreement has been executed and delivered by
the duly authorized officers of AAI and constitutes the legal, valid and binding obligation of AAI enforceable against AAI in accordance with its terms.

                          d) The execution and delivery of this Agreement, and
the performance by AAI of its obligations hereunder, (i) do not and will not conflict with or violate any provision of the charter or by-laws of AAI, (ii) do not and will not conflict with, or result in any breach of, or constitute a default under, any contract, agreement, order, judgment or decree to which AAI is a party, or which is, or purports to be, binding upon AAI, and (iii) will not be in violation of any statute, law, rule or regulation applicable to AAI.

                          e) No action, approval, consent or authorization
(including without limitation any action, approval, consent or authorization by, or filing with, any governmental or quasi-governmental agency, commission, board, bureau or instrumentality) is necessary or required in connection with the execution and delivery of this Agreement and the performance by AAI of its obligations hereunder, or in order to constitute this Agreement as the valid, binding and enforceable obligation of AAI.

                          f) There are no actions or proceedings pending
against AAI before any Court or governmental agency that will prevent AAI from consummating this Agreement.

                 6) Conditions to Execution of This Agreement. The obligation of Castle to execute this Agreement shall be subject to its receipt from AAI of a fully executed Release in the form attached hereto as Exhibit "A". The Release shall survive the termination of this Agreement should a Closing not occur, but shall be superseded by that form of Mutual Release attached hereto as Exhibit "C" should the Closing occur consistent with this Agreement.

                 7) Conditions of Closing.

                          a) The obligation of AAI to close hereunder shall be
subject to the fulfillment and satisfaction, prior to or at the Closing, of the following conditions, or the written waiver thereof by AAI:

                                i)   The certificates, representations and
warranties of Castle in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

                               ii)   Each of the agreements of Castle to be
performed under this Agreement at or prior to the Closing Date shall have been duly performed in all material respects.

                              iii)   AAI shall have received, fully executed
and, where appropriate, in recordable form, all without recourse, except as expressly provided for elsewhere herein, the following:

                                  (a) Non-Recourse Assignment of Loan Purchase
                                      Agreement (attached as Exhibit "B-1").

                                  (b) Assignment of Obligations and Mortgage
                                      (attached hereto as Exhibit "B-2").

                                  (c) Bill of Sale (attached hereto as Exhibit
                                      "B-3").

                                  (d) UCC-3 Assignment of Financing Statements
                                      for filing with the Secretary of State of Alabama and Judge of Probate, Mobile County, Alabama (attached hereto as Exhibit "B-4").

                                  (e) Assignment of Petroleum Purchase Note
                                      (attached hereto as Exhibit "B-5").

                              iv) AAI shall have received a fully executed
Mutual Release, substantially in the form of Exhibit "C", attached hereto and made a part hereof, effective as of the Closing Date, upon the surrender of the Release referred to in Paragraph 6 hereof.

                       b) The obligation of Castle to close hereunder shall be subject to the fulfillment and satisfaction, prior to or at the Closing, of the following conditions or the written waiver thereof by Castle:

                                i)   The representations and warranties of AAI
in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

                               ii)  Each of the agreements of AAI to be
performed under this Agreement at or prior to the Closing Date shall have been duly performed in all material respects.

                              iii) Castle shall have received the full amount
of the Purchase Price as provided in Paragraph 2 hereof.

                              iv) Castle shall have received, fully executed
and, where appropriate, in recordable form, the following:

                                  (a) Non-Recourse Assignment of Loan Purchase
                                      Agreement (attached as Exhibit "B-1").

                                  (b) Assignment of Obligations and Mortgage
                                      (attached hereto as Exhibit "B-2").

                                  (c) Bill of Sale (attached hereto as Exhibit
                                      "B-3").

                                  (d) UCC-3 Assignment of Financing Statements
                                      for filing with the Secretary of State of Alabama and Judge of Probate, Mobile County, Alabama (attached hereto as Exhibit "B-4").

                                  (e) Assignment of Petroleum Purchase Note
                                      (attached hereto as Exhibit "B-5").

                               v) Castle shall have received a fully executed
Mutual Release, substantially in the form of Exhibit "C", attached hereto and made a part hereof, effective as of the Closing Date.

                  8) Cooperation Post-Execution.

                        a) From and after the date of this Agreement until the termination of this Agreement pursuant to Paragraph 3(c) above, Castle, its officers, directors, employees, agents, successors and assigns agree not to take, or cause to be taken, either directly or indirectly, any action which interferes with any efforts by AAI to raise such funds as are necessary to meet the obligation of the Plan Funders (as that term is defined in the Plan). Notwithstanding the foregoing, nothing contained in this Paragraph 8(a) shall preclude Castle from selling the Assets to any third party pursuant to the terms of Paragraph 11.

                        b) Should this Agreement be terminated pursuant to Paragraphs 3(c) or 11 hereof, AAI, its officers, directors, agents, successors and assigns, hereby agree, at no out of pocket cost to them, to fully cooperate with and to take all reasonable steps which may be requested by Castle, or any of its affiliates, to dispose of or otherwise sell, lease, refinance, refurbish or operate the Refinery or to dispose of the Assets or any portion thereof.

                  9) Acknowledgment of Existing Agreements.

                        a) AAI hereby acknowledges and affirms the existence and validity of the following:

                                i) Castle's ownership of an $9,389,008 security
interest in the Lloyds Collateral pursuant to Section 4(B) of the Plan.

                               ii) Castle's claim to 43% of the common stock of
the Reorganized Debtor and/or AAI pursuant to Section 2(A)(1) of the Plan.

                              iii) The 1990 Agreement.

                               iv) The agreement dated September 24, 1992 by
and among Castle, AAI, AAI Refining and Marketing Company of Alabama, Inc. and GAMXX Energy, Inc. (the "1992 Agreement").

                                v) The post termination provisions of the May
24, 1994 Agreement.

                               vi) Release dated May 24, 1994 given by AAI unto
                                   Castle.

                              vii) Release dated May 1, 1995 given by AAI unto
                                   Castle.

                        b) Castle hereby acknowledges and affirms the existence and validity of the following:

                                i) The Plan.

                               ii) The 1990 Agreement.

                              iii) The 1992 Agreement.

                               iv) The post termination provisions of the May
                                   24, 1994 Agreement.

                                v) The post termination provisions of the Second
                                   Agreement.

                 10) Indemnification.

                       a) By AAI. From and after the Closing Date:

                              i) AAI shall defend and promptly indemnify
Castle and save it harmless against, for and in respect of, and shall pay all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses (including, without limitation, reasonable attorneys' fees and other costs and expenses incident to any action, investigation, claim or proceeding) suffered, sustained, incurred or required to be paid by Castle by reason of AAI's breach of any of its covenants, representations or warranties contained in this Agreement.

                              ii) AAI shall indemnify, defend and hold
harmless Castle from and against all suits, actions, legal or administrative proceedings, claims, demands, damages, losses, costs, liabilities, interest, expenses, and reasonable attorneys' fees (including any such expenses and attorneys' fees incurred in enforcing this indemnity) (collectively, "Liabilities"), including Liabilities under the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. ss. 9601 et seq., as now in effect or as hereafter amended) ("CERCLA"), brought by any governmental entity or any other party: (A) resulting from, or in any way connected with the presence of, in, on or under the Refinery or the Terminal of any: (I) hazardous substances (as defined by CERCLA); (II) hazardous wastes (as defined by the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., as now in effect or as hereafter amended); (III) oils, radioactive materials, asbestos in any form or condition; or (IV) any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials or substances within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirements relating to or imposing Liabilities or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or materials, all as now in effect or hereafter amended (herein, (I), (II), (III), and (IV) shall be referred to collectively as "Contaminants"); OR (B) resulting from or in any way connected with the operations of the Refinery or the Terminal involving or in any way relating to Contaminants; provided, however, that the indemnification of this Paragraph 10(a)(ii) shall only apply to that period of time preceding Castle's refurbishment and/or operation of the Refinery pursuant to Paragraph 8(b) above.

                              b) By Castle. From and after the Closing Date,
Castle shall defend and promptly indemnify AAI and save and hold it harmless from, against, for and in respect of, and pay all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses (including without limitation, reasonable attorneys' fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding) suffered, sustained, incurred or required to be paid by AAI by reason of Castle's breach of any of its covenants, representations or warranties contained in this Agreement. Castle's obligation to indemnify AAI under this Paragraph 10(b)(i) shall be limited to the Purchase Price.

                              c) Procedures. For purposes of this Paragraph
10, the party entitled to indemnification shall be known as the "Injured Party" and the party required to indemnify shall be known as the "Other Party". In the event that the Other Party shall be obligated to the Injured Party pursuant to this Paragraph 10, or in the event that a suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Other Party may become obligated to the Injured Party hereunder, the Injured Party shall give prompt written notice to the Other Party of the occurrence of such event. The Other Party agrees to defend, contest or otherwise protect the Injured Party against any such suit, action, investigation, claim or proceeding at the Other Party's own cost and expense. The Injured Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of its own choice. In the event that the Other Party fails to timely defend, contest or otherwise protect the Injured Party against any such suit, action, investigation, claim or proceeding, the Injured Party shall have the right to defend, contest or otherwise protect against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Other Party, including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or compromise or settlement thereof.

                  11) Third Party Offer. Castle agrees that, for so long as this Agreement shall remain in effect, it will not sell the Assets except to AAI or entertain or engage in discussions with an unaffiliated third party regarding the purchase and sale of the Assets.

                      In the event that, after the date hereof and before the earlier to occur of the Closing Date or the termination of this Agreement, Castle shall receive, from any unaffiliated third party (the "Offeror"), a bona-fide written offer to purchase all of the Assets (the "Offer"), Castle shall, within ten (10) business days of such receipt, notify AAI of that fact, which notification shall include, as an attachment thereto, a copy of the Offer. Castle shall advise such third party of the existence of this Agreement and shall thereafter take no action on or in respect of such Offer for so long as this Agreement is in full force and effect.

                  12) Consent to Jurisdiction. Each of AAI and Castle hereby consent to the service of process within, and the jurisdiction of, the United States District Court for the Eastern District of Pennsylvania for all actions that might grow out of the enforcement or interpretation of this Agreement. Service of process in any such action may be made in the manner specified in Paragraph 14(b) below.

                  13) Survival of Certain Provisions Post-Termination.

                        a) The provisions of Paragraphs 6, 8(b), 9, 10, 13 and 14 and the Release attached hereto as Exhibit "A" and delivered to Castle pursuant to Paragraph 6 above shall survive the termination of this Agreement.

                  14) Miscellaneous.

                        a) This Agreement and the Other Documents (including the Exhibits hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties and agreements set forth herein constitute all the representations, warranties and agreements of the parties hereto and upon which the parties have relied. No change, modification, addition or termination of this Agreement shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

                        b) All notices or other communications or deliveries required or permitted to be given or made hereunder shall be in writing, shall be deemed delivered upon receipt, and shall be sent by certified mail, return receipt requested and postage prepaid, or by overnight courier service, addressed as follows:

                               If to Castle:

                               Joseph L. Castle II
                               Chairman and Chief Executive Officer
                               Castle Energy Corporation
                               Suite 250, One Radnor Corporate Center
                               100 Matsonford Road
                               Radnor, PA 19087

                               With a copy to:

                               Sheldon M. Bonovitz, Esquire
                               Duane, Morris & Hecksher
                               One Liberty Place
                               Philadelphia, PA  19103-7396

                               If to AAI or its officers, directors or agents:

                               Alexander-Allen, Inc.
                               1021 Lancaster Avenue, Suite 206
                               Bryn Mawr, PA 19010

                               With a copy to:

                               C. Warren Trainor, Esquire
                               Ehmann, Van Denbergh & Trainor
                               Two Penn Center Plaza
                               Suite 725
                               Philadelphia, PA 19102

or at such other address as either party may specify by notice given to the other party in accordance with this Paragraph 14(b).

                  c) No waiver of any provision hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

                        d) This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania applicable to contracts to be performed entirely within that state, without giving effect to the principles of conflicts of law.

                        e) In addition to any other rights or remedies available to either party (the "Non-Breaching Party") as a result of any breach by the other party (the "Breaching Party") of any of its obligations under this Agreement, the Non-Breaching Party shall be entitled to enforcement of such obligations by an injunction or a decree of specific performance from a court of competent jurisdiction, and in the event that the Non-Breaching Party is successful in any suit or proceeding brought or instituted by the Non-Breaching Party to enforce any of the provisions of this Agreement, or on account of any damages sustained by the Non-Breaching Party by reason of any violation by the Breaching Party of any of the terms of this Agreement to be performed by the Breaching Party, the Breaching Party will also be liable for the payment of all attorneys' fees and expenses incurred by the Non-Breaching Party in such suit or proceeding.

                        f) Castle and AAI shall each bear its own expenses in connection with this transaction.

                        g) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. No party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld.

                        h) The headings or captions of sections of this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

                        i) This Agreement may be executed in multiple counterparts, each of which shall constitute an original as against any party whose signature appears thereon, and all of which together shall constitute but a single instrument. This Agreement shall become binding when one or more counterparts, individually or taken together, bear the signatures of all parties.

                        j) Facsimile signatures of this Agreement shall, upon receipt by the parties hereto, become the binding obligation of the party submitting same. However, an original signature shall follow any facsimile signature so submitted within twenty-four (24) hours after submittal of the facsimile.

                        k) No party shall be deemed the drafter of this Agreement, and this Agreement shall not be construed against any party as such drafter.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be entered into as of the date and year first above written.



                           CASTLE ENERGY CORPORATION



                           By:      /s/ Joseph L. Castle II
                                    -----------------------------------
                                    Joseph L. Castle II
                                    Chairman and
                                    Chief Executive Officer


                           ALEXANDER-ALLEN, INC.



                           By:      /s/ Ernest B. Hardy
                                    -----------------------------------
                                    Ernest B. Hardy, President

Commonwealth of Pennsylvania     :
County of Philadelphia           :

                  I, Ernest B. Hardy,  concur in the provisions of the foregoing

Agreement as though I was a party thereto.

                                       /s/ Ernest B. Hardy
                                       ------------------------------------
                                       Ernest B. Hardy














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